CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Notes to Financial Statements
CONTINGENCIES

In the course of normal operations, the Company is involved in various claims and litigation that management intends to defend. The range of loss, if any, from potential claims cannot be reasonably estimated. However, management believes the ultimate resolution of matters will not have a material adverse impact on the Company’s business or financial position.

Should the Company decide to renew the consulting agreement with Redstone Communication, LLC, as compensation for the following six months of engagement, we will issue to Redstone Communications another five-year option to purchase up to 175,000 common shares of our Company at an exercise price of $1.50 per share, another 105,000 common shares, and a cash payment of $10,000 per month for the second six-month term (with the first two months payable in advance upon renewal of the second term). Furthermore, we will issue to Mr. Marlin Molinaro another five-year option to purchase up to 75,000 common shares of our Company at an exercise price of $1.50 per share and another 45,000 common shares. Should Redstone Communications, LLC and Mr. Molinaro receive and exercise the options received under the second six months of engagement, the Company will receive up to $262,500 and $112,500, respectively.

In the course of normal operations, the Company is involved in various claims and litigation that management intends to defend. The range of loss, if any, from potential claims cannot be reasonably estimated. However, management believes the ultimate resolution of matters will not have a material adverse impact on the Company’s business or financial position.

The company leases various office space some from an entity which we consolidate as a variable interest entity. (see note 5). The future annual rent is $6,000 through 2021. Rent expense for 2017 and 2016 amounted to $26,000 each year, respectively.